UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

January 26, 2021

Date of Report (Date of earliest event reported)

QNB Corp.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-17706	23-2318082
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

15 North Third Street, P.O. Box 9005, Quakertown, PA		18951-9005
(Address of principal executive offices)		(Zip Code)

(215) 538-5600 Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:  None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	QNBC	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

          Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 26, 2021, the Board of Directors of QNB Corp. (the “Company”) approved amendments to update and revise the Company’s bylaws to: (i) permit the Board of Directors to set the date of the annual meeting of the Company’s shareholders at any time during the calendar year (Section 2.2); (ii) address the types of electronic transmissions or communications that can be considered properly executed or validated forms of proxy and, consistent with Pennsylvania law, delete the requirement that a list of the Company’s shareholders be made available for inspection at annual meetings of shareholders (Section 2.6); (iii) add an advance notice provision for shareholders to propose business items for a vote at meetings of shareholders (Section 2.8); (iv) provide the Chairman of the Board (or in the Chairman’s absence, the President) the express power to preside at meetings of shareholders, including regulating the conduct of voting and the manner of discussion (Section 2.9); (v) revise the existing advance notice provision for shareholder nominations for director at a meeting of shareholders (Section 3.3); (vi) permit, to the extent provided in the articles of incorporation, the use of uncertificated shares to represent any or all classes of the Company’s shares; (vii) provide that a record date for any meeting of shareholders and certain other actions, including dividend payments, can be set up to 90 days before the meeting or applicable action (Section 5.3); and (viii) provide the flexibility for additional types of electronic notices to directors or shareholders permitted by Pennsylvania law (Section 6.2).

The amendments to the bylaws became effective immediately upon the Board’s approval. The foregoing summary of the amendments included in the amended and restated bylaws is qualified in its entirety by reference to the full text of the amended and restated bylaws filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits:

Exhibit No	Description

3.1	Amended and Restated Bylaws of the Company, effective January 26, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QNB CORP.

Dated: January 27, 2021

	By:	/s/ Janice S. McCracken Erkes
Janice S. McCracken Erkes
Chief Financial Officer